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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 28, 2003


                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                    333-101760             33-3416059
--------------------------------       -------------       ---------------------
   (State or Other Jurisdiction         (Commission          (I.R.S. Employer
         of Incorporation)              File Number)        Identification No.)

4 World Financial Center
New York, New York                                                10281
---------------------------------                          --------------------
  (Address of Principal Executive                              (Zip Code)
             Offices)


Registrant's telephone number, including area code, is (212) 449-1000


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                                       -2-


Item 5.  OTHER EVENTS.

               On or about March 31, 2003, the Registrant will cause the issuance and sale of approximately $799,873,000 initial principal amount of Mortgage Pass-Through Certificates, MLMI Series 2003-A2 (the "Certificates"), pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2003, between the Registrant as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, and Bank One, National Association, as trustee.

               In connection with the sale of the MLMI Series 2003-A2, Class I-A-1, Class I-A-1- IO, Class II-A-2, Class II-A-2-IO, Class II-A-3, Class II-A-3-IO, Class II-A-4, Class II-A-4- IO, Class I-M-1, Class I-M-2, Class I-M-3, Class II-M-1, Class II-M-2, and Class II-M-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials"), with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-101760, which Computational Materials are being filed as exhibits to this report.

               The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.


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                                       -3-

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                    Item 601(a) of
                    Regulation S-K
 Exhibit No.         Exhibit No.                          Description
 -----------         -----------                          -----------
      1                   99          Computational Materials--Computational
                                      Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of Mortgage
                                      Pass-Through Certificates, MLMI Series
                                      2003-A2 (filed in paper pursuant to the
                                      automatic SEC exemption pursuant to
                                      Release 33-7427, August 7, 1997)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   MERRILL LYNCH MORTGAGE INVESTORS,
                                   INC.

                                   By: /s/:  John Winchester
                                      ---------------------------
                                   Name:     John Winchester
                                   Title:


Dated: March 28, 2003

                                  EXHIBIT INDEX



                    Item 601(a) of      Sequentially
                    Regulation S-K      Numbered
Exhibit Number      Exhibit No.         Description         Page
--------------      -----------         -----------         ----
1                   99                  Computational       Filed Manually
                                        Materials